Exhibit 99.1

1 Buckeye GP Holdings L.P. (NYSE: BGH) Buckeye Partners, L.P. (NYSE: BPL) Kelso & Company April 23, 2009

2 Forward Looking Statement Certain statements contained in this presentation or made by representatives of Buckeye GP LLC and MainLine Management LLC during the course of this presentation that are not historical facts are forward-looking statements. These statements may be identified by their use of predictive, future-tense or forward-looking words, such as “anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,” “should,” “targets,” “will” or similar terms. Forward-looking statements are based on Buckeye GP LLC’s and MainLine Management LLC’s estimates, assumptions and expectations of future events and are subject to a number of risks, contingencies and uncertainties. None of Buckeye GP LLC, MainLine Management LLC, Buckeye Partners, L.P. or Buckeye GP Holdings L.P. can guarantee that these estimates, assumptions and expectations will prove to be accurate or will be realized. Buckeye GP LLC, MainLine Management LLC, Buckeye Partners, L.P., and Buckeye GP Holdings L.P. disclaim any intention or obligation, other than as required by law, to update or revise any forward-looking statements. Although Buckeye GP LLC and MainLine Management LLC believe that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Buckeye Partners, L.P.’s or Buckeye GP Holdings L.P.’s business prospects and performance, causing actual results to differ from those discussed during this presentation. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in Buckeye Partners, L.P.’s and Buckeye GP Holdings L.P.’s respective Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Buckeye Partners, L.P. Buckeye GP Holdings L.P.

3 Investment Overview

4 4 Buckeye GP Holdings L.P. — Investment Summary On June 25, 2007, ArcLight Capital Partners, Kelso & Company and Lehman Brothers Holdings purchased from Carlyle/Riverstone an approximate 62% limited partner interest in Buckeye GP Holdings L.P. (NYSE: BGH) Approximately 17.5 million shares at $23.50 per share for a total purchase price of $411.6 million excluding transaction costs (100% equity financed) BGH owns the entity that holds 100% of the general partner units in Buckeye Partners, L.P. (NYSE: BPL) The remaining BGH units are owned by the public (37%) and certain members of senior management (1%) BGH’s sole cash generating assets are its partnership interests in BPL, comprised primarily of the following: Incentive distribution rights in BPL Indirect ownership of an approximate 1% general partner interest in each of BPL’s subsidiary operating partnerships 243,914 BPL general partner units, or 0.5% of BPL’s outstanding units 80,000 BPL limited partner units

5 Kelso & Arclight Investor Groups Management Retained Investment Public Buckeye GP Holdings L.P. (NYSE Symbol: BGH) Buckeye Partners, L.P. (NYSE Symbol: BPL) Pipeline Operations Terminalling & Storage Other Operations 62% 37% 1% Summary Organizational Structure Public Limited Partner (95.3%) Buckeye GP LLC General Partner (0.6%) Nat Gas Storage Energy Services ESOP Limited Partner (4.1%)

6 Incentive Distribution Rights The incentive distribution rights in BPL constitute more than 90% of the cash flow to BGH At BPL’s highest distribution threshold, the general partner receives up to 45% of the amount of cash distributed by BPL to eligible LP units (1) BPL’s latest quarterly distribution was $0.8875 ($3.55 annualized) to unit holders of record on February 12, 2009 (putting BPL in the highest distribution threshold) IDR Structure BPL Quarterly Distribution IDR to per Eligible BPL Unit General Partner up to $0.325 0% above $0.325 up to $0.350 15% above $0.350 up to $0.375 25% above $0.375 up to $0.400 30% above $0.400 up to $0.425 35% above $0.425 up to $0.525 40% above $0.525 45% (1) Eligible BPL Units exclude ESOP Shares

7 0 4,000 8,000 12,000 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 Q4-07 Q1-08 Q2-08 Q3-08 Q4-08 IDR’s from BPL GP Units Distributions (1) Operating Partnerships Distributions (2) LP Units Distributions (3) Growth in Cash Flows from BPL $6,971 $7,217 $7,439 $7,834 $8,177 $8,864 $9,322 $10,230 $10,728 $10,855 Underlying assets of BPL provide predictable and stable cash flows 1) Distributions from the ownership of 243,914 BPL GP units 2) Distributions from the indirect 1% ownership in certain of Buckeye’s operating subsidiaries 3) Distributions from the ownership of 80,000 BPL LP units Quarterly Cash Inflows ($000’s) CAGR = 21.8%

8 $0.87 $0.90 $0.96 $1.00 $1.06 $1.14 $1.20 $1.24 $1.28 $1.32 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Distributions to Unit Holders BGH has a consistent track record of growth in distributions to its unit holders (Kelso, Arclight, public, etc.)

9 BPL Overview

10 Strategy Generate stable cash flows Optimize our portfolio of pipeline, terminalling, and storage assets Pursue strategic cash-flow accretive acquisitions that: Complement BPL’s existing footprint Provide geographic and/or product diversity Leverage existing management capabilities and infrastructure Improve operating efficiencies Generate increased cash distributions to unit holders We will achieve our strategy by … Acquiring, building, and operating high quality, strategically located assets Maintaining stable, long-term customer relationships Growing our portfolio of predictable and stable fee-based businesses combined with opportunistic revenue generating capabilities Maintaining a solid, conservative financial position Building an experienced management team with the objective to grow BPL

11 2008 Growth Initiatives Completed 7 acquisitions totaling $667.5 million that were financed with a combination of debt and equity including: Lodi gas storage facility for approximately $442.4 million. The Lodi facility provides approximately 22 Bcf of natural gas storage capacity and is connected to PGE’s intrastate gas pipelines which service San Francisco and Sacramento areas Farm & Home wholesale and retail refined products operations for approximately $146.2 million (gross). Subsequently divested retail operation for approximately $50 million Niles and Ferrysburg refined petroleum products terminals for approximately $13.9 million, adding active storage capacity of 0.3 million barrels 50% interest in San Diego Airport refined petroleum products terminal not already owned for $9.3 million Wethersfield, Connecticut refined petroleum products terminal for $5.5 million, adding active storage capacity of 0.3 million barrels Albany, New York ethanol and petroleum products terminal from for $46.5 million (with an additional $1.5 million payable if certain performance goals are met), adding active storage capacity of 1.8 million barrels Over $90 million of internal growth capital deployed Increased capacity of the gas storage segment by 11Bcf - Kirby Hills Phase II facility Added 0.4 million barrels storage capacity at Linden, New Jersey

12 Operating Segments Pipeline Operations own and operate large, geographically diverse refined petroleum products pipeline system Terminalling and Storage operations with approximately 25 million barrels of storage capacity Natural Gas Storage activities in Northern California Energy Services refined products marketing operations designed to improve utilization and profit potential of Buckeye assets Other Operations segment operates and constructs third-party pipelines in Gulf Coast area 2007 Full Year Adjusted EBITDA (1) by Segment 2008 Full Year Adjusted EBITDA (1) by Segment 62% 19% 13% 3% 3% 76% 20% 4% (1) See appendix for definition of Adjusted EBITDA and reconciliation of Adjusted EBITDA to Net Income

Pipelines, Terminals & Storage Assets


Lodi
Reno
San Diego
Denver
Wichita
St. Louis
Chicago
Detroit
Indianapolis
Lima
Pittsburgh
Macungie
New York City
Philadelphia
Houston
Port Arthur
Ft. Lauderdale
Miami

Operating Systems
- Buckeye Pipe Line Company, L.P.
- Buckeye Gulf Coast Pipe Lines, L.P.
- Buckeye NGL Pipe Lines LLC
- Buckeye Pipe Line Transportation LLC
- Everglades Pipe Line Company, L.P.
- Laurel Pipe Line Company, L.P.
- NORCO Pipe Line Company, LLC
- Wood River Pipe Lines LLC
- ★ Lodi Gas Storage, LLC
- Buckeye Terminals, LLC
- Buckeye Albany Terminal LLC
- Buckeye Energy Holdings LLC
- Delivery Point to Customers' Marketing Terminals

Joint Venture Interests
- Muskegon Pipeline LLC
- WesPac Pipelines – Memphis LLC
- West Texas LPG Pipeline

Contract Pipeline Operations

Key Highlights
- Operations span PADDs(1) I, II, III and IV (and V including Lodi)
- Owns 5,400 miles of pipeline with 100 delivery points
- Operates 2,200 miles of pipeline under operation and maintenance contracts
- 64 terminals
- Approx. 25 million barrels of storage capacity

(1) Petroleum Administration for Defense Districts from the Energy Information Administration, US Dept. of Energy (www.eia.doe.gov).

13

14 Pipeline Operations Segment Approximately 5,400 miles of pipeline with approximately 100 delivery points Geographically diverse operations in 16 states Limited commodity price exposure Transported an average of approximately 1.38 million barrels per day in 2008 Key Pipeline System Summary System Miles Comments Buckeye Pipe Line 2,643 Serves major population centers in 8 states Primary jet fuel transporter to LGA, JFK, and EWR airports Wood River 925 Provides pipeline deliveries to PADD II NORCO 535 Provides supply route to Midwest BPL Transportation 478 Extensive distribution network within NY, NJ, and PA Buckeye NGL 350 Extends generally from the Wattenberg, CO area to Bushton, KS Laurel 345 10 delivery points from 5 refineries across PA Everglades 37 Provides jet fuel by pipeline to Miami International and Ft. Lauderdale Hollywood International

15 438 449 459 444 443 458 504 526 507 498 508 519 532 527 541 556 579 609 721 722 717 673 227 233 231 239 219 228 234 236 244 245 255 257 266 271 260 251 249 273 320 351 362 354 212 217 219 207 193 205 223 246 235 239 239 230 240 249 267 265 285 293 324 324 320 304 0 400 800 1,200 1,600 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Gasoline Jet Fuels Middle Distillates Other / NGL Historically Stable Volume Growth and Consistent Product Mix (Thousands of Barrels Transported per Day) CAGR = 2.1% 891 914 925 907 871 1,029 1,010 1,007 1,024 1,031 1,056 913 1,062 1,090 1,101 1,136 1,201 981 1,385 1,450 1,447 1,382

16 0 400 800 1,200 1,600 1989 1990 1991 1992 1993 Base Will History Repeat Itself? (Thousands of Barrels Transported per Day) 0 400 800 1,200 1,600 2006 2007 2008 2009 2010 Base Actual Actual Actual Historical volumetric trend during the current recession…. the last recession Volumetric trend during This is for illustrative purpose only and does not represent a forecast of, or BPL’s expectations regarding, volumetric growth in 2009 and 2010

17 Terminalling & Storage Segment Revenues primarily fee-based Terminalling fees for receiving and delivering product Fees for injecting and blending additives Fees for leasing terminal capacity on either a short-term or long-term basis 64 active terminals (including Energy Services and Pipeline Operations) 49 On-system 15 Off-system Growth from acquisitions in the Midwest (terminals in Michigan and Wisconsin) and Northeast (Farm & Home, Albany terminals) Approximately 25 million barrels of aggregate products storage capacity Significant organic expansion opportunities Current Number and Capacity of Terminals (including terminals in Energy Services and Pipeline Operations Segments) No. of Active Storage Capacity State Terminals (000’s of Bbls) Michigan 11 3,992 New York 10 4,111 Indiana 9 6,850 Pennsylvania 9 2,082 Ohio 8 2,871 Illinois 7 2,779 Wisconsin 3 734 Missouri 2 345 Connecticut 1 345 Tennessee 1 328 California 1 133 Massachusetts 1 106 Nevada 1 50 64 24,726 Number of Terminals 15 15 15 38 43 46 50 64 0 15 30 45 60 2001 2002 2003 2004 2005 2006 2007 2008 No. of Terminals

18 Natural Gas Storage Segment High performance natural gas storage facility Interconnected with PG&E intrastate Redwood Pipeline and delivering into PG&E City Gate market center Existing facility is able to provide up to six turn service with maximum injection and withdrawal capabilities of 450 MMcf/d and 550 MMcf/d Close proximity to end user markets Market based storage facility under California Public Utilities Commission jurisdiction Offers Lease Services and Interruptible (or Hub) Services Approximately 22 Bcf of working gas capacity at original Lodi facility and Kirby Hills Phase I expansion Kirby Hills Phase II expansion to provide an incremental 11 Bcf of working gas capacity

19 Energy Services Segment Physical marketing arm of BPL Mission is to maximize revenue through the use of BPL-owned assets Current operations consist of wholesale distribution of refined petroleum products, principally in the mid-Atlantic market Products sold include gasoline, heating oil, and diesel fuel Approximately 80 employees Key component to BPL’s overall growth strategy Extensive storage capacity, management expertise, and financial capability provide core advantage to capitalize on market opportunities BPL’s footprint provides specific opportunities to expand business operations across the BPL system

20 Other Operations Segment 14 operation and maintenance contracts Operates and maintains approximately 2,400 miles of gas and liquid pipelines owned by major petrochemical companies in Texas, Ohio and Louisiana Owns 63% of a 90-mile pipeline that is leased to a petrochemical company under a long-term agreement Attractive cash flow characteristics with small capital requirements

21 $0 $500 $1,000 $1,500 $2,000 2004 2005 2006 2007 2008 ($ Millions) Pipeline Operations Terminalling and Storage Natural Gas Storage Energy Services Other Operations $1,896.7 Financial Performance Adjusted EBITDA (1) Revenues Operating Income Capital Expenditures $0 $50 $100 $150 $200 $250 $300 2004 2005 2006 2007 2008 ($ Millions) Pipeline Operations Terminalling and Storage Natural Gas Storage Energy Services Other Operations $253.61 $0 $20 $40 $60 $80 $100 $120 $140 2004 2005 2006 2007 2008 ($ Millions) Maintenance Expansion and Cost Reduction $122.4 $0 $50 $100 $150 $200 $250 $300 $350 2004 2005 2006 2007 2008 Pipeline Operations Terminalling and Storage Natural Gas Storage Energy Services Other Operations $318.2 $323.5 $408.4 $461.8 $122.1 $161.3 $177.1 $151.1 $201.1 $225.3 $72.6 $77.8 $92.7 $519.3 $202.1 $251.1 $67.9 (1) See appendix for definition of Adjusted EBITDA and reconciliation of Adjusted EBITDA to Net Income

22 $2.55 $2.55 $2.55 $2.60 $2.60 $2.65 $2.70 $2.75 $2.80 $2.85 $2.90 $2.95 $3.00 $3.05 $3.10 $3.15 $3.20 $3.25 $3.30 $3.35 $3.40 $3.45 $3.50 $3.55 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 Q1 03 Q2 03 Q3 03 Q4 03 Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Distribution Growth BPL has a consistent track record of distribution growth, shown on an annualized basis below 5.9% CAGR

23 Distributable Cash Flow $ in Millions (1) See appendix for the definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to Net Income (2) Coverage ratio = Annual DCF/ Q4 Annualized Distributions. 2008 2007 Actual Actual EBITDA (1) 313.6 251.1 Non-cash Deferred Lease Adjustment 4.6 0.0 Non-cash General Partner Charge 1.9 1.9 Income Tax Expense (0.8) (0.8) Interest Expense (74.5) (50.4) Maintenance Capital Expenditures (28.9) (33.8) Distributable Cash Flow (DCF) 215.9 168.0 . Distributions 212.0 180.2 Coverage Ratio (2) 1.02x 0.93x

24 Recent BPL Financing Activity Since the Kelso and Arclight acquisition, BPL has raised a substantial amount of capital August 2007 – 2,500,000 LP Unit offering ($119.7 million) August 2007 – Revolving credit facility amended to increase size to $600 million December 2007 – 2,000,000 LP Unit offering ($94.4 million) January 2008 - $300 million ten-year note offering at 6.05% (due 2018) January 2008 – Revolving credit facility amended to permit Farm & Home stand-alone working capital facility with debt ratio credit for working capital balances March 2008 – 2,645,000 LP Unit offering ($113.1 million including overallotment option exercise) April 2008 - $42 million proceeds received from sale of Farm & Home retail division May 2008 (Amended July 2008 and September 2008) - replacement of an existing credit facility assumed in the Farm & Home acquisition with a new $175.0 million credit facility (matures in May 2011) March 2009 – 2,600,000 LP Unit offering (net proceeds of approximately $91.2 million excluding green shoe)

25 Capitalization $ in Millions (1) Pro-forma reflects proceeds of $91 million from March 2009 Equity Offering. Pro-forma (1) 2008 2008 2007 Cash 58.8 58.8 93.2 Line of Credit (“BES Revolver”) 96.0 96.0 0.0 Long Term Debt: Revolving credit facility 207.3 298.3 0.0 4.625 Notes due 2013 300.0 300.0 300.0 6.75% Notes due 2033 150.0 150.0 150.0 5.30% Notes due 2014 275.0 275.0 275.0 5.125% Notes due 2017 125.0 125.0 125.0 6.05% Notes due 2018 300.0 300.0 0.0 Less Unamortized discount (3.6) (3.6) (2.1) Adjustment for fair value hedges 1.1 1.1 1.3 Total debt 1,450.8 1,541.8 849.2 Minority interest 23.0 23.0 23.0 Total partners’ capital 1,266.5 1,175.5 1,090.2 Total capitalization 2,799.1 2,799.1 2,055.6 Historical

26 Credit Metrics (1) Pro-forma reflects result of March 2009 Equity Offering (2) Excludes the Line of Credit (“BES Revolver”) (3) See appendix for definition of Adjusted EBITDA and reconciliation of Adjusted EBITDA to Net Income (4) Pro-forma 2008 and Historical 2008 interest expense excludes interest expense related to BES Revolver of $4.3 million (5) Pro-forma 2008 interest expense has been reduced by $2.8 million to represent the estimated benefit due to the reduction of $91 million in debt following the latest equity offering Pro-forma (1) 2008 2008 2007 2006 Net Debt to Adjusted EBITDA (2),(3) 4.1 4.4 3.0 4.3 Net Debt to Equity 1.0 1.2 0.7 1.2 Adjusted EBITDA to Interest (4),(5) 4.7 4.5 5.0 4.3 Historical

27 Concluding Remarks

28 BGH Investment Rationale Underlying assets of BPL provide predictable and stable cash flows Significant growth realized since initial investment – both organic and through acquisitions Complementary businesses acquired optimize BPL transportation and storage assets and leverage management capabilities Strong investment grade credit with ample liquidity to support continued growth IDRs provide basis for increasing returns to BGH unit holders

29 Appendix

30 Reconciliation of Non-GAAP Items EBITDA (1) In this presentation, a non-recurring cash charge related to Lodi natural gas land leases in the aggregate amount of $4.6 million is included in the 2008 Adjusted EBITDA. 2008 2007 2006 2005 2004 10K GAAP reconciliation: Net income 184,389 $ 155,356 $ 110,240 $ 99,958 $ 82,962 $ Income from discontinued operations (1,230) $ - $ - $ - $ - $ Interest and debt expense 74,387 $ 50,378 $ 52,113 $ 43,357 $ 27,614 $ Income tax expense 796 $ 763 $ 595 $ 866 $ 518 $ Depreciation and amortization 55,299 $ 44,651 $ 44,039 $ 36,760 $ 25,983 $ EBITDA 313,641 $ 251,148 $ 206,987 $ 180,941 $ 137,077 $ Non-cash deferred lease expense (1) 4,598 $ - $ - $ - $ - $ General partner incentive compensation - $ - $ 18,277 $ 20,180 $ 14,002 $ Adjusted EBITDA (1) 318,239 $ 251,148 $ 225,264 $ 201,121 $ 151,079 $ 2008 2007 2006 2005 2004 Adjusted EBITDA (1) by Segment: Pipeline Operations 197,464 193,360 183,333 159,633 132,017 Terminalling and Storage 60,287 48,453 34,300 33,878 13,310 Natural Gas Storage 42,293 - - - - Energy Services 9,722 - - - - Other Operations 8,473 9,336 7,631 7,610 5,752 318,239 $ 251,148 $ 225,264 $ 201,121 $ 151,079 $ Year Ended December 31, Year Ended December 31,